NOTICE OF GUARANTEED DELIVERY
                                       FOR
                       TENDER OF SHARES OF COMMON STOCK OF

                           THE ASIA TIGERS FUND, INC.

     This form, or one substantially equivalent hereto, must be used to accept the Repurchase Offer (as defined below) if stockholders' certificates for shares of common stock, par value $0.001 per share (the "Shares") of The Asia Tigers Fund, Inc. (the "Fund"), are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, October 15, 2004 (the "Repurchase Request Deadline"). The Fund has established a record date of September 17, 2004, for identifying stockholders eligible to receive Repurchase Offer materials. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Repurchase Request Deadline. See Section 5, "Procedure for Tendering Shares," of the Offer to Purchase.


                                 THE DEPOSITARY:

                                    PFPC INC.

                             Facsimile Copy Number:
                                  781-380-3388


                              Confirm by Telephone:
                             781-843-1833, Ext. 200


                          For Account Information Call:

                    Georgeson Shareholder Communications Inc.

                             Toll Free: 877-847-1383


               By First Class Mail, By Overnight Courier, By Hand:


         BY FIRST CLASS MAIL:                 BY REGISTERED, CERTIFIED                       BY HAND:
                                                 OR EXPRESS MAIL OR
                                                 OVERNIGHT COURIER:

               PFPC Inc.                              PFPC Inc.                   Securities Transfer & Reporting
   c/o EquiServe Trust Company, N.A.      c/o EquiServe Trust Company, N.A.               Services, Inc.
        Attn: Corporate Actions                  161 Bay State Drive             c/o EquiServe Trust Company, N.A.
            P.O. Box 859208                      Braintree, MA 02184                  Attn: Corporate Actions
       Braintree, MA 02185-9208                                                    17 Battery Place, 11th Floor
                                                                                        New York, NY 10004

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  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
  TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY
--------------------------------------------------------------------------------


Ladies and Gentlemen:

     The undersigned hereby tenders to The Asia Tigers Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Repurchase, dated September 24, 2004 and the related Letter of Transmittal (which together constitute the "Repurchase Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 5, "Procedure for Tendering Shares," of the Offer to Repurchase.

--------------------------------------------------------------------------------

   Number of Shares Tendered:_____________________________

   Certificate Nos. (if available):

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------
   If Shares will be tendered by book-entry transfer, check box:

   |_|  The Depository Trust Company

   Account Number:

   -------------------------------------------------------------------------
   Name(s) of Record Holder(s):

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------
   Address:

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------
   Area Code and Telephone Number:

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------
   Taxpayer Identification (Social Security) Number:

   -------------------------------------------------------------------------
   The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan:

   _____________ Yes  _____________ No

                  (Note: If neither of these boxes is checked,
              any such uncertificated Shares will not be tendered.)


   Dated:__________________ , 2004       ____________________________________

                                         ____________________________________
                                                    Signature(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 GUARANTEE

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender shares pursuant to the procedures for book-entry transfer) into the Depositary's account at The Depositary Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and (ii) other required documents, within three business days after the Repurchase Request Deadline of the Repurchase Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.


Name of Firm:_____________________________    __________________________________
                                                    (AUTHORIZED SIGNATURE)

Address:__________________________________    Name:_____________________________
                                                       (PLEASE PRINT)

__________________________________________    Title:____________________________
         CITY           STATE     ZIP CODE

Area Code and Tel. No. ___________________    Dated:_____________________ , 2004

     DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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